Exhibit 99.2

OneMedNet Completes Securities Purchase Agreement, Solidifying Cash Position to Accelerate Growth

~ Cash Infusion Provides Significant Cash Runway of Up to $4.54 Million ~

Minneapolis, MN – April 2, 2024. OneMedNet Corporation (Nasdaq: ONMD) (“OneMedNet” or the “Company”), the leading curator of regulatory-grade Real World Data (“iRWDTM”), through its proven OneMedNet iRWD™ solution, today announced that it has entered into a definitive securities purchase agreement (the “Securities Purchase Agreement”) dated as of March 28, 2024 with an institutional investor (the “Investor”) providing up to $4.54 million in funding through a private placement for the issuance of senior convertible notes (the “Notes”). OneMedNet intends to use the net proceeds when received from the offering for working capital purposes.

“This Securities Purchase Agreement demonstrates confidence in our comprehensive iRWDTM platform, marking an important milestone for OneMedNet as we have the investment needed to expedite our growth, enhance our network, and propel the development of our AI-driven solutions. Our platform is designed to meet the clinical requirements necessary across various domains, including but not limited to rare diseases, oncology, and cardiology. We are committed to delivering precise and robust research support services that span the entire continuum of care. This commitment is a cornerstone of our strategy to enhance patient outcomes and pave the next wave of healthcare innovation,” said Aaron Green, President & CEO of OneMedNet.

Advisors

EF Hutton LLC acted as the placement agent in the offering. ARC Group Ltd. acted as financial advisor and capital markets advisor to OneMedNet Corporation.

Rimon P.C. acted as legal counsel to OneMedNet Corporation on the Notes Offering and Lucosky Brookman LLP acted as legal counsel to the Investor.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale, would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

About OneMedNet Corporation

Founded in 2009, OneMedNet provides innovative solutions that unlock the significant value contained within the clinical data repositories of healthcare providers. OneMedNet’s robust iRWDTM platform provides secure, comprehensive management of diverse clinical data types, including electronic health records (EHR), laboratory results, medical imaging data. Employing its proven OneMedNet iRWD™ platform, OneMedNet securely de-identifies, searches, and curates a data archive locally, bringing a wealth of internal and third-party research opportunities to healthcare providers. By leveraging this extensive federated provider network, together with industry leading technology and in-house clinical expertise, OneMedNet successfully meets the most rigorous RWD Life Science requirements. Our commitment to leveraging real-world data translates into healthcare innovations, setting new standards in patient care and advancing the future of medicine. For more information, please visit www.onemednet.com.

Safe Harbor Statement

This press release contains forward-looking statements. In addition, from time to time, we or our representatives may make forward-looking statements orally or in writing. We base these forward-looking statements on our expectations and projections about future events, which we derive from the information currently available to us. Such forward-looking statements relate to future events or our future performance, including: our financial performance and projections; our growth in revenue and earnings; and our business prospects and opportunities. You can identify forward-looking statements by those that are not historical in nature, particularly those that use terminology such as “may,” “should,” “expects,” “anticipates,” “contemplates,” “estimates,” “believes,” “plans,” “projected,” “predicts,” “potential,” or “hopes” or the negative of these or similar terms. In evaluating these forward-looking statements, you should consider various factors, including: our ability to change the direction of the Company; our ability to keep pace with new technology and changing market needs; and the competitive environment of our business. These and other factors may cause our actual results to differ materially from any forward-looking statement. Forward-looking statements are only predictions. The forward-looking events discussed in this press release and other statements made from time to time by us or our representatives, may not occur, and actual events and results may differ materially and are subject to risks, uncertainties, and assumptions about us. We are not obligated to publicly update or revise any forward-looking statement, whether as a result of uncertainties and assumptions, the forward-looking events discussed in this press release and other statements made from time to time by us or our representatives might not occur.

Investor Contact:

Shannon Devine / Rory Rumore

MZ Group North America

203-741-8811

ONMD@mzgroup.us

Company Contact:

OneMedNet Corporation

Michael Wong, Director of Marketing

Phone: 800.918.7189

Email: michael.wong@onemednet.com

Source: OneMedNet